                                 Exhibit 23.1

                             ACCOUNTANTS' CONSENT


The Board of Directors
Immunomedics, Inc. :


We consent to the use of our report incorporated herein by reference.


                                                                     KPMG LLP


Short Hills, New Jersey
January 2, 2001